SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest
                                event reported):
                                  June 23, 2005



                       IMAGE TECHNOLOGY LABORATORIES, INC.
             (Exact name of Registrant as Specified in its Charter)




           Delaware                             22-53531373
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)



                              602 Enterprise Drive
                            KINGSTON, NEW YORK 12401
                            ------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's Telephone Number, Including Area Code: (845) 338-3366


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

At the Annual Meeting of the Stockholders of Image Technology Laboratories, Inc. (the "Company") held on May 18th, 2005, the proposal to ratify the appointment of J.H. Cohn LLP ("JH Cohn") as the Company's independent auditors was defeated by a total vote of 7,633,237 "AGAINST" vs. 7,455,441 "FOR", with 300,100
"ABSTAIN". Therefore, effective June 23, 2005, the Board of Directors of the Company elected to discontinue its engagement of JH Cohn as the Company's independent registered accounting firm and notified JH Cohn of its decision on that same date. JH Cohn will not be auditing or reviewing any of the Company's financial statements for the balance of the year ending December 31, 2005 and did not review the financial statements for the three months ended March 31, 2005.

None of the events described in Item 304(a)(1)(iv) of Regulation S-B occurred during such period with respect to the Company and JH Cohn. There was no disagreement with JH Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of JH Cohn, would have caused JH Cohn to make reference to the subject of that disagreement in its reports on the Company's financial statements except as follows: The Company's interim financial statements for the three months ended March 31, 2005 were reviewed by an independent public accountant prior to filing, which the Company believes satisfies the reporting requirements under the Securities Exchange Act of 1934 and Regulation S-B Item 310(b). JH Cohn disagrees with this position and has expressed to the Company its belief that such a review of the interim financial statements is required to be completed by a PCAOB-registered accounting firm. Securities counsel for the Company subsequently received a verbal affirmation of the Company's position from a representative of the PCAOB that the review of interim financial statements is not required to be completed by a PCAOB-registered accounting firm.

The report of JH Cohn on the Company's audited consolidated financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. The opinion of JH Cohn did, however, contain the following going-concern qualification language:

         The financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As further discussed in Notes 1 and 2 to the financial statements, among other things, the Company's operations have generated recurring losses and negative cash flows from operating activities, and it had working capital and stockholders' deficiencies at December 31, 2004. Such matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are described in
         Note 1. The accompanying financial statements as of and for the year ended December 31, 2004 do not include any adjustments that might result from the outcome of this uncertainty . . .

The Company requested that JH Cohn furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. To date, the Company has not received such a letter.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2005

                               IMAGE TECHNOLOGY LABORATORIES, INC.

                               By: /S/ BARRY C. MURADIAN
                                   -----------------------
                               Barry C. Muradian,
                               Chief Executive Officer
                               and Principal Accounting Officer